UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2010
Date of Report (Date of earliest event reported)

MERCER GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52660 (Commission File Number)	20-1769847 (IRS Employer Identification No.)

1620-200 Burrard Street, Vancouver, BC (Address of principal executive offices)	V6C 3L6 (Zip Code)

(604) 681 3130
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 9, 2011, our board of directors accepted the resignation of James M. Stonehouse as an officer and director of our company. On the same date, our board of directors appointed William D. Thomas, the Company's existing Secretary, Treasurer, Chief Financial Officer and a director, to also serve as the Company's President and Chief Executive Officer.

As a result, our Company's sole executive officer and director is William D. Thomas (President, Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer and director).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MERCER GOLD CORPORATION
DATE: May 11, 2011	/s/ William D. Thomas William D. Thomas President, Chief Executive Officer, Secretary, Treasurer, Chief Financial Officer and director

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